UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2014

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Stock Purchase Agreement with Terex

As previously disclosed, on October 29, 2014, in connection with the ASV joint venture arrangement entered into between Manitex International, Inc. (the “Company”) and Terex Corporation (“Terex”), the Company and Terex entered into a Stock Purchase Agreement (the “ASV Stock Purchase Agreement”). Pursuant to the ASV Stock Purchase Agreement, the Company agreed to purchase 14,790,000 shares of stock of A.S.V., Inc. (“ASV”), which represents 51% of ASV’s issued and outstanding shares. The consideration for the Company’s majority share in ASV was $25,000,000, consisting of a $20,000,000 investment by Terex in Company common stock and debt securities, and $5,000,000 in cash. At closing, ASV had borrowings of approximately $44,000,000, which are non-recourse to the Company and Terex. On December 19, 2014, the Company and Terex entered into Amendment No. 1 to the ASV Stock Purchase Agreement (the “SPA Amendment”). The principal modifications to the ASV Stock Purchase Agreement resulting from the SPA Amendment were to (i) add certain Terex affiliates as parties, (ii) provide for the addition of an indemnity from a Terex affiliate to ASV, and (iii) revise certain of the “Pre-Close Transactions” that are set forth therein.

The foregoing description of the SPA Amendment is qualified in its entirety by reference to the full text of the SPA Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Company and its Banks Amend Credit Agreement

The Company and certain of its subsidiaries currently are parties to a credit agreement (“Credit Agreement”) with Comerica Bank and certain other lenders (collectively the “Banks”). On December 19, 2014, the Company and the Banks entered into Amendment No. 5 to the Credit Agreement (the “Credit Agreement Amendment”). The principal modifications to the Credit Agreement resulting from the Credit Agreement Amendment are as follows:

•	Specifically permitting the Company to (i) enter into the ASV joint venture arrangement, (ii) execute and deliver a subordinated convertible note in the principal amount of $7,500,000 payable to Terex, and (iii) use up to $5,000,000 of loan proceeds from the credit agreement as partial payment of the purchase price under the ASV Stock Purchase Agreement.

•	Increasing the maximum amount the Company shall be permitted to borrow against eligible inventory as set forth in the borrowing base.

•	Excluding ASV from certain limitation and obligations that other subsidiaries of the Company are subject to under the Credit Agreement.

•	Amending the respective commitment amounts of each of the lenders.

The foregoing description the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ASV Loan Faculties

In connection with ASV joint venture arrangement, ASV entered into two separate loan facilities, one with JPMorgan Chase Bank, N.A. (“JPMCB”), and the other with Garrison Loan Agency Services LLC (“Garrison”). Both loan facilities are secured by certain assets of ASV and by a pledge of the Company’s equity interest in ASV.

ASV Revolving Loan Facility with JPMCB

ASV entered into a $35,000,000 revolving loan facility with JPMCB as the administrative agent, a portion of which loan amount was used to fund certain transaction costs and payments required by ASV under the ASV joint venture arrangement. This loan is non-recourse to the Company. The remainder of the loan amount will be available to ASV for its general working capital needs.

ASV Term Loan with Garrison

ASV entered into a $40,000,000 term loan facility with Garrison as the administrative agent, the entirety of which was used to fund certain transaction costs and payments required by ASV under the ASV joint venture arrangement. This loan is non-recourse to the Company.

The foregoing descriptions of the loan facilities with JPMCB and Garrison are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

ASV Joint Venture Closing

Effective December 19, 2014, pursuant to the previously disclosed joint venture arrangement between the Company and Terex, the Company and Terex closed on the Stock Purchase Agreement pursuant to which the Company purchased 14,790,000 shares of ASV stock, which represents 51% of ASV’s issued and outstanding shares, for an aggregate consideration of $25,000,000. Terex retained the remaining 49% of ASV. ASV, which manufactures a broad product line of technology-leading compact rubber-track and skid-steer loaders and accessories, has been a wholly-owned subsidiary of Terex since 2008.

Common Stock and Convertible Debenture Purchase Agreement

Effective December 19, 2914, the Company and Terex closed on the previously disclosed Common Stock and Convertible Debenture Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which Terex invested (the “Investment”) an aggregate of $20,000,000 in Company common stock and a convertible promissory note (the “Note”). Pursuant to the terms of the Securities Purchase Agreement, Terex received an aggregate of 1,108,156 shares of Company common stock based on a $12,500,000 investment amount. The convertible debenture is $7,500,000 in aggregate principal amount, is subordinated, carries a 5% per annum coupon, and is convertible into Company common stock at a conversion price of $13.65, subject to customary adjustment provisions. The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 4.1.

The Investment was made in reliance upon the exemptions from registration provided by Rule 506 and Section 4(2) of the Securities Act of 1933.

A copy of the press release issued by the Company announcing the closing of the ASV joint venture is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under the heading “Common Stock and Convertible Debenture Purchase Agreement” in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

(a) Financial Statements of Business Acquired.

The required financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The required pro forma financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and CFO

Date: December 23, 2014

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 1, dated December 19, 2014 to Stock Purchase Agreement, dated October 29, 2014, between Manitex International, Inc. and Terex Corporation.

4.1	Subordinated Convertible Promissory Note, dated as of December 19, 2014, between Manitex International, Inc. and Terex Corporation.

10.1	Amendment No. 5 to Credit Agreement dated as of December 19, 2014 by and among Manitex International, Inc., Manitex, Inc., Manitex Sabre, Inc., Badger Equipment Company and Manitex Load King, Inc. as the U.S. Borrowers, Manitex Liftking ULC, as the Canadian Borrower, The Other Persons Party hereto that are designed as Lenders, Comerica Bank, a U.S. Lender, a US Issuing Lender, the U.S. Swing Line Lender and as U.S. Agent, Comerica as a Canadian Lender, a Canadian Issuing Lender and the Canadian Swing Line Lender and as Canadian Agent, Fifth Third Bank, as a US Lender and HSBC Bank USA, N.A., as a US Lender.

10.2	Credit Agreement, dated as of December 19, 2014 among ASV, the Loan Parties party thereto and Garrison Loan Agency Services LLC, as Administrative Agent.

10.3	Credit Agreement, dated as of December 19, 2014 among ASV, the Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase bank, N.A., as Administrative Agent.

99.1	Press release dated December 22, 2014